--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 15, 1998

To Our Shareholders:


     We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund, Inc. for the quarter and six months ended June 30, 1998. The net asset value per share at that date was $16.36. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.


INVESTMENT REVIEW


     For the quarter ended June 30, 1998, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of -4.0%. This performance compares favorably to the NAREIT Equity REIT Index total return of -4.6%. The Fund's year-to-date return of -3.9% compares favorably to the NAREIT Equity REIT Index return of -5.1%.


     The decline in REIT prices accelerated in the second quarter as investor sentiment worsened and the gap between REIT returns and those of the stock and bond markets widened. This sentiment reflects ongoing concern about the overabundance of capital available for real estate in the private market, the maturity of the real estate cycle and the potential slowing of earnings growth for many real estate companies. While these concerns are valid, we believe that the drop in REIT share prices more than adequately reflects these issues; 1998 is on track to be the worst year of investment performance since 1990, when REIT prices declined by 15.4%. In that year the real estate bear market began in earnest with declining occupancies and rental rates, plummeting property prices, a credit crunch and an economic recession. Prior to 1990, one would have to go back to 1974 to find a worse year of REIT share price performance. Given the strength of the economy, rising rents and occupancy levels and only modest construction activity, we think the market has overstated the negative case for REITs and real estate.


     The performance of REITs has resulted in an absolute and relative valuation picture that has important implications for the entire real estate industry. REITs are now trading at price-to-funds from operations ('FFO') ratios that are at a multi-year low and are generating returns based on share prices that are well above what can be earned in the private market. Considering that REIT earnings are growing at about a 15% rate this year, any further decline in price, over time, would place valuations at a level not seen since 1990. In addition, the shares of many companies, both large and small, are trading at or below the net asset values ('NAV') of their real estate. As a result, it is fair to say that real estate today is cheaper in the public market than in the private market.


     On a relative basis the comparison of REIT valuations is extraordinary. While the valuation of REITs approaches 1990 levels, the P/E multiple of the stock market has expanded by nearly 30% and interest rates have declined by 33%. It seems ironic to us that investor concern about the economic cycle and a widely anticipated slowing of earnings growth for corporate America has resulted in record high stock and bond valuations, while a more modest slowing of prospective earnings growth for REITs has resulted in a near-record low earnings multiple.


--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


     The state of the REIT market has begun to have a material impact on the way many public companies are operating. Most evident is that equity offerings, after a record pace during the first quarter, have come to a near-halt, clearly eliminating the supply pressure that existed earlier in the year. In addition, by the end of the second quarter, and for the first time in years, the flow of funds to real estate mutual funds turned negative. Our expectation is that, given the poor performance and current valuation levels of REITs, neither issuers nor investors will support continued, heavy equity issuance any time soon because of the potentially highly dilutive impact on earnings and asset values.


     While the equity window has been closing, the debt window has never been open wider, and this has compounded the concerns of equity investors. Long-term, fixed rate debt at less than a 7% interest rate has become the financing vehicle of choice in the real estate industry. This has led to a proliferation of commercial mortgage backed securities ('CMBS'): $43 billion in CMBS was issued in the first half of 1998, compared to only $15 billion in the first half of 1997, and $44 billion in all of 1997. The market's concern over the abundance of debt capital began to impact the pricing of real estate debt securities towards the end of the quarter, as spreads widened considerably. Nonetheless, the environment remains 'borrower friendly.' Whereas the proclivity to increase borrowing has caused concern among equity investors that the industry could fall prey to excessive leverage, REITs have maintained their conservative balance sheets, with debt-to-assets ratios in the 30%-50% range.


     For the first time since the real estate recovery began, many companies are materially scaling back their acquisition plans in light of limited access to equity and the higher hurdle rate on new investment that this imposes on them. Also for the first time, we are beginning to see REITs sell property, often to private opportunity funds that are willing to pay high prices and finance the acquisition mostly with debt. Several companies have announced share buyback programs, viewing their own stock as a more attractive investment than property. Since the private market seems to be willing to pay a higher price for property than the public market, many companies are accessing institutional sources of low cost capital to fund acquisition programs via joint ventures.


     Finally we have begun to see some evidence of at least a stabilization, if not an increase, in capitalization rates being reported in transactions in many property markets. This may be indicating that the upward spiral of property prices is coming to an end. In short, it appears to us that at this juncture, the public market is enforcing the type of discipline that many had desired. Further, many companies are adopting rational strategies that should enable them to continue to produce positive results for their shareholders despite what appear to be temporarily adverse market conditions.


--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT OUTLOOK


     The absolute and relative valuations of REITs have placed them in a position from which positive relative returns should be achievable in the second half of the year. In the long run, real estate performance is affected by the same variables as any other asset class, such as economic growth and fiscal and monetary policies. Accordingly, a continued widening of the gap between REIT valuations and other assets would not be logical. We expect that the appeal of REIT investment attributes, such as high and secure current yield, low volatility and good defense in uncertain market conditions, will become more widely appreciated by the investment community.


     The Fund is advantageously positioned with its emphasis on above-average dividend yielding real estate securities. The universe of attractive investments for the Fund continues to grow, from security issuance and from share price declines. Preferred stock issuance was heavy in the second quarter, over $1 billion, and many of these issues were hastily distributed thereby creating after-market investment opportunities for the Fund. The near universal decline in REIT common stock prices has increased the number of attractive dividend yielding securities available to the Fund: at mid-year the dividend yield on the NAREIT Equity REIT Index was 6.1%, up 65 basis points versus year-end 1997. This will allow the Fund to maintain its yield discipline while most likely increasing the growth component of the portfolio. Current holdings in the Fund reflect this abundance of investment choices. REIT common stocks make up 84% of the portfolio and convertible preferred stocks and perpetual preferred stocks comprise 12% and 4%, respectively.


     The Fund is well-positioned for the balance of the year as a result of a number of important property sector changes during the quarter. The Office and Office/Industrial sector weightings were increased while Apartment/Residential and Community Center sector weightings were reduced. The Office sector had the highest price-to-earnings multiple at the beginning of the year and was the hardest hit by the REIT correction. Therefore, a number of strong Office and Office/Industrial companies have become attractive on a current yield basis -- the first opportunity for attractive yield in this high growth sector in several years. Our investment positions in SL Green Realty Corp. and Reckson Associates Realty Corp. were materially increased as a result of after-market opportunities in their recently issued convertible preferred securities. We believe both should deliver solid earnings growth over the next two years, which should translate to dividend growth and capital appreciation.


     We reduced our weighting in the Apartment sector, from 13% to 9%. This action reflected the Fund capturing price appreciation in several securities that defended well this year. Avalon Properties (now known as Avalon Bay Communities as a result of a merger) was sold, as was Colonial Properties. The reduction in the Community Center sector also reflects price targets being met. Bradley Real Estate and Western Investment Real Estate Trust were sold during the quarter. Another company in which the Fund has a position, Mid-America Realty Investments, agreed to be acquired by another REIT during the second quarter. We remain optimistic about additional consolidation activity in the Community Center and the Apartment sectors.


--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


     The Fund, which was fully invested at quarter end, will continue to seek outstanding income opportunities in the current volatile real estate securities market. We remain confident that the Fund's focus on above-average current income, consistent earnings growth and attractive relative valuation should result in both solid relative and absolute investment returns. Though the first half of this year has been difficult for real estate securities, the strength of the economy, the health of many real estate markets and very attractive real estate stock valuations give us optimism about improved performance through the balance of the year.


Sincerely,

            /s/ MARTIN COHEN                  /s/ ROBERT H. STEERS
                MARTIN COHEN                      ROBERT H. STEERS
                President                         Chairman



COHEN & STEERS IS NOW ONLINE AT WWW.COHENANDSTEERS.COM. VISIT OUR WEBSITE FOR WEEKLY NAVS, PORTFOLIO INFORMATION, PERFORMANCE INFORMATION, RECENT NEWS ARTICLES, LITERATURE AND INSIGHTS ON THE REIT MARKET.


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)


                                                                                 NUMBER            VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                               ----------       ------------
EQUITIES                                                          95.45%
      APARTMENT/RESIDENTIAL                                        8.49%
            Camden Property Trust, $2.25, Series A
               (Convertible Preferred)...................................         210,200       $  5,570,300
            Charles E. Smith Residential Realty .........................          49,700          1,590,400
            Summit Properties ...........................................         164,700          3,119,006
                                                                                                ------------
                                                                                                  10,279,706
                                                                                                ------------
      DIVERSIFIED                                                  4.70%
            Pacific Gulf Properties......................................         262,200          5,588,138
            Reckson Services Industries..................................          33,200            109,975
                                                                                                ------------
                                                                                                   5,698,113
                                                                                                ------------
      HEALTH CARE                                                 22.06%
            American Health Properties...................................         154,900          3,872,500
            ElderTrust...................................................         222,900          3,831,094
            Health Care Property Investors...............................          68,300          2,463,069
            Health Care REIT.............................................         140,700          3,587,850
            Healthcare Realty Trust......................................          32,800            893,800
            Meditrust Corp. .............................................         113,600          3,173,700
            Nationwide Health Properties.................................         120,700          2,881,713
            Omega Healthcare Investors...................................         170,800          5,999,350
                                                                                                ------------
                                                                                                  26,703,076
                                                                                                ------------
      INDUSTRIAL                                                   4.48%
            EastGroup Properties.........................................          63,700          1,277,981
            First Industrial Realty Trust................................         130,600          4,146,550
                                                                                                ------------
                                                                                                   5,424,531
                                                                                                ------------
      OFFICE                                                       6.01%
            Brandywine Realty Trust......................................         100,000          2,237,500
            SL Green Realty Corp. .......................................          32,000            720,000
            SL Green Realty Corp., 8.00%, Series A
               (Convertible Preferred)...................................         116,600          2,973,300
            Tower Realty Trust...........................................          60,100          1,344,737
                                                                                                ------------
                                                                                                   7,275,537
                                                                                                ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                                 NUMBER            VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                               ----------       ------------
      OFFICE/INDUSTRIAL                                           12.71%
            Prime Group Realty Trust.....................................         130,000       $  2,226,250
            Reckson Associates Realty Corp...............................          83,000          1,960,875
            Reckson Associates Realty Corp., 7.625%, Series A
               (Convertible Preferred)...................................         154,000          3,628,625
            TriNet Corporate Realty Trust................................         222,800          7,575,200
                                                                                                ------------
                                                                                                  15,390,950
                                                                                                ------------
      SHOPPING CENTER                                             35.03%
         COMMUNITY CENTER                                         17.98%
            Alexander Haagen Properties..................................         220,100          3,315,256
            Glimcher Realty Trust........................................         271,800          5,283,113
            Mid-America Realty Investments...............................         128,300          1,283,000
            Pan Pacific Retail Properties................................         173,400          3,359,625
            Pennsylvania REIT............................................         214,700          4,763,656
            Saul Centers.................................................         156,600          2,711,137
            Sizeler Property Investors...................................         103,800          1,044,487
                                                                                                ------------
                                                                                                  21,760,274
                                                                                                ------------
         FACTORY OUTLET CENTER                                     6.01%
            Prime Retail.................................................         282,978          3,378,050
            Prime Retail, 8.50%, Series B (Convertible Preferred)........          94,800          1,943,400
            Tanger Factory Outlet Centers................................          61,600          1,951,950
                                                                                                ------------
                                                                                                   7,273,400
                                                                                                ------------
         REGIONAL MALL                                            11.04%
            CBL & Associates Properties..................................         101,600          2,463,800
            Crown American Realty Trust, 11.00%, Series A (Preferred)....          84,000          4,504,500
            JP Realty....................................................         130,900          3,084,331
            Macerich Co. ................................................          91,800          2,690,888
            The Mills Corp...............................................          26,000            624,000
                                                                                                ------------
                                                                                                  13,367,519
                                                                                                ------------
               TOTAL SHOPPING CENTER.....................................                         42,401,193
                                                                                                ------------
      SPECIALTY                                                    1.97%
            Entertainment Properties Trust...............................         130,500          2,381,625
                                                                                                ------------
                  TOTAL EQUITIES (Identified cost -- $111,516,991).......                        115,554,731
                                                                                                ------------



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                               PRINCIPAL           VALUE
                                                                                 AMOUNT           (NOTE 1)
                                                                               ----------       ------------
 COMMERCIAL PAPER                                                 2.25%
     Household Finance Corp., 6.00%, 7/01/98
         (Identified cost -- $2,720,060).................................      $2,720,000       $  2,720,000
                                                                                                ------------
TOTAL INVESTMENTS (Identified cost -- $114,237,051).............97.70%                           118,274,731
OTHER ASSETS IN EXCESS OF LIABILITIES............................2.30%                             2,784,011
                                                               ------                           ------------
NET ASSETS (Equivalent to $16.36 per share based on 7,399,100
   shares of capital stock outstanding)........................100.00%                          $121,058,742
                                                               -----                            ------------
                                                               -----                            ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)


ASSETS:
      Investments in securities, at value (Identified cost -- $114,237,051) (Note 1)...............  $118,274,731
      Cash.........................................................................................           456
      Receivable for investment securities sold....................................................     2,571,133
      Dividends receivable.........................................................................     1,046,870
      Interest receivable..........................................................................           453
      Unamortized organization costs and other assets (Note 1).....................................         5,752
                                                                                                     ------------
            Total Assets...........................................................................   121,899,395
                                                                                                     ------------
LIABILITIES:
      Payable for investment securities purchased..................................................       590,512
      Payable for dividends declared...............................................................        90,138
      Payable to investment adviser................................................................        70,624
      Payable to administrator.....................................................................        15,134
      Other liabilities............................................................................        74,245
                                                                                                     ------------
            Total Liabilities......................................................................       840,653
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $0.001 par value common stock outstanding
      (Note 4).....................................................................................  $121,058,742
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
      ($121,058,742[div]7,399,100 shares of common stock outstanding)..............................  $      16.36
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE.............................................................................  $      15.44
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE.................................................         (5.64)%
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 97,386,653
      Undistributed net investment income..........................................................     1,181,715
      Accumulated net realized gain on investments sold............................................    18,452,694
      Net unrealized appreciation on investments...................................................     4,037,680
                                                                                                     ------------
                                                                                                     $121,058,742
                                                                                                     ------------
                                                                                                     ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


Investment Income (Note 1):
      Dividend income..............................................................................  $  5,381,149
      Interest income..............................................................................        62,420
                                                                                                     ------------
            Total Income...........................................................................     5,443,569
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................       441,443
      Administration fees (Note 2).................................................................        94,594
      Transfer agent fees..........................................................................        33,083
      Custodian fees and expenses..................................................................        28,125
      Reports to shareholders......................................................................        28,096
      Professional fees............................................................................        22,905
      Interest expense (Notes 1 and 5).............................................................        16,950
      Directors' fees and expenses (Note 2)........................................................        15,611
      Registration fees............................................................................         8,019
      Amortization of organization expenses (Note 1)...............................................         6,349
      Miscellaneous................................................................................         5,709
                                                                                                     ------------
            Total Expenses.........................................................................       700,884
                                                                                                     ------------
Net Investment Income..............................................................................     4,742,685
                                                                                                     ------------
Net Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments.............................................................    13,482,712
      Net change in unrealized appreciation on investments.........................................   (23,157,846)
                                                                                                     ------------
      Net realized and unrealized gain (loss) on investments.......................................    (9,675,134)
                                                                                                     ------------
Net Decrease in Net Assets Resulting from Operations...............................................  $ (4,932,449)
                                                                                                     ------------
                                                                                                     ------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                          JUNE 30, 1998      YEAR ENDED
                                                                           (UNAUDITED)    DECEMBER 31, 1997
                                                                          -------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income.......................................  $  4,742,685      $   8,109,310
            Net realized gain on investments............................    13,482,712         13,726,253
            Net change in unrealized appreciation
               on investments...........................................   (23,157,846)         3,923,679
                                                                          -------------   -----------------
                  Net increase (decrease) in net assets resulting
                     from operations....................................    (4,932,449)        25,759,242
                                                                          -------------   -----------------
      Dividends and Distributions to shareholders from (Note 1):
            Net investment income.......................................    (3,560,970)        (7,695,064)
            Net realized gain on investments............................            --        (13,318,139)
                                                                          -------------   -----------------
                  Total dividends and distributions to shareholders.....    (3,560,970)       (21,013,203)
                                                                          -------------   -----------------
                  Total increase (decrease) in net assets...............    (8,493,419)         4,746,039
      Net Assets:
            Beginning of period.........................................   129,552,161        124,806,122
                                                                          -------------   -----------------
            End of period (including undistributed net investment
               income of $1,181,715 at June 30, 1998)...................  $121,058,742      $ 129,552,161
                                                                          -------------   -----------------
                                                                          -------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                         FOR THE
                                                     SIX MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 1998    ------------------------------------------
          PER SHARE OPERATING PERFORMANCE              (UNAUDITED)       1997        1996       1995       1994
---------------------------------------------------  ----------------  --------    --------    -------    -------
Net asset value, beginning of period...............      $  17.51      $  16.87    $  13.44    $ 13.26    $ 13.30
                                                           ------      --------    --------    -------    -------
Income from investment operations:
    Net investment income..........................          0.64          1.10        1.02       0.88       0.83
    Net realized and unrealized gain (loss) on
      investments..................................         (1.31)         2.38        3.42       0.26       0.01
                                                           ------      --------    --------    -------    -------
        Total from investment operations...........         (0.67)         3.48        4.44       1.14       0.84
                                                           ------      --------    --------    -------    -------
Less dividends and distributions to shareholders
  from:
    Net investment income..........................         (0.48)        (0.96)      (0.96)     (0.67)     (0.47)
    Distributions in excess of net investment
      income.......................................            --            --          --         --         --
    Net realized gain on investments...............            --         (1.88)      (0.05)        --         --
    Tax return of capital..........................            --            --          --      (0.29)     (0.41)
                                                           ------      --------    --------    -------    -------
        Total dividends and distributions to
          shareholders.............................         (0.48)        (2.84)      (1.01)     (0.96)     (0.88)
                                                           ------      --------    --------    -------    -------
Net asset value, end of period.....................      $  16.36      $  17.51    $  16.87    $ 13.44    $ 13.26
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
Market value, end of period........................      $15.4375      $  17.75    $  16.50    $13.375    $12.375
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
-----------------------------------------------------------------------------------------------------------------
Total market value return(3).......................        (10.50)%       24.96%      32.37%     16.38%     (2.32)%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
Total net asset value return(3)....................         (3.90)%       20.57%      34.68%      9.14%      6.45%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period (in thousands).......      $121,058      $129,552    $124,806    $99,425    $98,136
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
    Ratio of expenses to average weekly net assets
      (before expense reduction)...................          1.12%(4)      1.22%       1.20%      1.25%      1.35%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
    Ratio of expenses to average weekly net assets
      (net of expense reduction)...................          1.12%(4)      1.17%       1.16%      1.23%      1.31%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
    Ratio of net investment income to average
      weekly net assets (before expense
      reduction)...................................          7.58%(4)      6.12%       7.16%      6.78%      6.14%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
    Ratio of net investment income to average
      weekly net assets (net of expense
      reduction)...................................          7.58%(4)      6.17%       7.21%      6.79%      6.19%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------
    Portfolio turnover rate........................            35%           41%         31%        51%        65%
                                                           ------      --------    --------    -------    -------
                                                           ------      --------    --------    -------    -------

                                                        FOR THE PERIOD
                                                     SEPTEMBER 27, 1993(1)
                                                            THROUGH
          PER SHARE OPERATING PERFORMANCE              DECEMBER 31, 1993
---------------------------------------------------  ---------------------
Net asset value, beginning of period...............         $ 13.96(2)
                                                             ------
Income from investment operations:
    Net investment income..........................            0.18
    Net realized and unrealized gain (loss) on
      investments..................................           (0.60)
                                                             ------
        Total from investment operations...........           (0.42)
                                                             ------
Less dividends and distributions to shareholders
  from:
    Net investment income..........................           (0.18)
    Distributions in excess of net investment
      income.......................................           (0.03)
    Net realized gain on investments...............              --
    Tax return of capital..........................           (0.03)
                                                             ------
        Total dividends and distributions to
          shareholders.............................           (0.24)
                                                             ------
Net asset value, end of period.....................         $ 13.30
                                                             ------
                                                             ------
Market value, end of period........................         $ 13.50
                                                             ------
                                                             ------
------------------------------------------------------------------------------------------------
Total market value return(3).......................           (8.48)%
                                                             ------
                                                             ------
Total net asset value return(3)....................           (4.26)%(2)
                                                             ------
                                                             ------
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period (in thousands).......         $98,388
                                                             ------
                                                             ------
    Ratio of expenses to average weekly net assets
      (before expense reduction)...................            1.22%(4)
                                                             ------
                                                             ------
    Ratio of expenses to average weekly net assets
      (net of expense reduction)...................            1.15%(4)
                                                             ------
                                                             ------
    Ratio of net investment income to average
      weekly net assets (before expense
      reduction)...................................            5.14%(4)
                                                             ------
                                                             ------
    Ratio of net investment income to average
      weekly net assets (net of expense
      reduction)...................................            5.21%(4)
                                                             ------
                                                             ------
    Portfolio turnover rate........................              16%
                                                             ------
                                                             ------


------------------------
(1) Commencement of investment operations.
(2) Net of offering costs of $0.14 per share.
(3) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends and distributions as reinvested.
(4) Annualized.



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends net from investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to payment of distributions subject to capital loss carryforward.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 1998, the Fund amortized $6,349 in organization costs.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months June 30, 1998, the Fund incurred investment advisory fees of $441,443.

     Administration Fees: Princeton Administrators, L.P., (the 'Administrator') serves as the administrator pursuant to an Administration Agreement, as amended, with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value weekly, prepares such figures for publication on a weekly basis, maintains certain books and records that are not

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and shareholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the six months ended June 30, 1998, the Fund incurred administrative fees of $94,594.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $15,611 for the six months ended June 30, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1998, totaled $43,924,566 and $57,135,868, respectively.

     At June 30, 1998, the cost and unrealized appreciation in value of the investments owned by the Fund are as follows:

Aggregated cost............................................................  $114,237,051
                                                                             ------------
                                                                             ------------
Gross unrealized appreciation..............................................  $  7,211,360
Gross unrealized depreciation..............................................    (3,173,680)
                                                                             ------------
Net unrealized appreciation................................................  $  4,037,680
                                                                             ------------
                                                                             ------------

NOTE 4. CAPITAL STOCK

     At June 30, 1998, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 10,621 shares.

NOTE 5. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At June 30, 1998, there were no loans outstanding. During the six months ended June 30, 1998, the average daily balance of loans outstanding was $1,080,016 at a weighted average interest rate of 6.52%. The maximum amount of loans outstanding at any time during the six months ended was $2,961,887 on February 5, 1998, which was 2.23% of total assets. The loan is collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                   TOTAL                 NET
                                 INVESTMENT           INVESTMENT
QUARTERLY PERIOD                   INCOME               INCOME
---------------------------  ------------------   ------------------
                                           PER                  PER
FISCAL 1998                    AMOUNT     SHARE     AMOUNT     SHARE
---------------------------  ----------   -----   ----------   -----

March 31...................  $2,241,503   $0.30   $1,899,558   $0.26
June 30....................   3,202,066    0.43    2,843,127    0.38
                             ----------   -----   ----------   -----
                             $5,443,569   $0.73   $4,742,685   $0.64
                             ----------   -----   ----------   -----
                             ----------   -----   ----------   -----

                               NET REALIZED AND         NET INCREASE
                                  UNREALIZED         (DECREASE) IN NET
                                  GAIN (LOSS)         ASSETS RESULTING
                                ON INVESTMENTS        FROM OPERATIONS
QUARTERLY PERIOD              -------------------   --------------------
---------------------------                 PER                    PER
FISCAL 1998                     AMOUNT     SHARE      AMOUNT      SHARE
---------------------------   -----------  ------   -----------   ------
March 31...................   $(1,841,313) $(0.25)  $    58,245   $ 0.01
June 30....................    (7,833,821)  (1.06)   (4,990,694)   (0.68)
                              -----------  ------   -----------   ------
                              $(9,675,134) $(1.31)  $(4,932,449)  $(0.67)
                              -----------  ------   -----------   ------
                              -----------  ------   -----------   ------


                                 DIVIDENDS AND          NET ASSETS AT
                                 DISTRIBUTIONS          END OF PERIOD
QUARTERLY PERIOD              -------------------   ---------------------
---------------------------                 PER                     PER
FISCAL 1998                     AMOUNT     SHARE       AMOUNT      SHARE
---------------------------   -----------  ------   ------------   ------
March 31...................   $(1,785,258) $(0.24)  $127,825,148   $17.28
June 30....................    (1,775,712)  (0.24)   121,058,742    16.36
                              -----------  ------
                              $(3,560,970) $(0.48)
                              -----------  ------
                              -----------  ------


                                           PER                  PER
FISCAL 1997                    AMOUNT     SHARE     AMOUNT     SHARE
---------------------------  ----------   -----   ----------   -----

March 31...................  $2,311,924   $0.31   $1,846,121   $0.25
June 30....................   2,397,020    0.33    2,041,791    0.28
September 30...............   2,388,834    0.32    2,023,699    0.27
December 31................   2,554,452    0.35    2,197,699    0.30
                             ----------   -----   ----------   -----
                             $9,652,230   $1.31   $8,109,310   $1.10
                             ----------   -----   ----------   -----
                             ----------   -----   ----------   -----


                                            PER                    PER
FISCAL 1997                     AMOUNT     SHARE      AMOUNT      SHARE
---------------------------   -----------  ------   -----------   ------
March 31...................   $   (29,534) $(0.01)  $ 1,816,587   $ 0.24
June 30....................     5,972,663    0.81     8,014,454     1.07
September 30...............    10,357,370    1.40    12,381,069     1.67
December 31................     1,349,433    0.18     3,547,132     0.48
                              -----------  ------   -----------   ------
                              $17,649,932  $ 2.38   $25,759,242   $ 3.48
                              -----------  ------   -----------   ------
                              -----------  ------   -----------   ------


                                            PER                     PER
FISCAL 1997                     AMOUNT     SHARE       AMOUNT      SHARE
---------------------------   -----------  ------   ------------   ------
March 31...................   $ 1,775,726  $ 0.24   $124,846,983   $16.87
June 30....................     1,775,712    0.24    131,085,725    17.72
September 30...............     1,775,716    0.24    141,691,079    19.15
December 31................    15,686,049    2.12    129,552,161    17.51
                              -----------  ------
                              $21,013,203  $ 2.84
                              -----------  ------
                              -----------  ------


                                           PER                  PER
FISCAL 1996                    AMOUNT     SHARE     AMOUNT     SHARE
---------------------------  ----------   -----   ----------   -----

September 30...............  $1,870,487   $0.25   $1,580,139   $0.22
December 31................   2,637,159    0.36    2,282,516    0.31
                             ----------   -----   ----------   -----
                             $4,507,646   $0.61   $3,862,655   $0.51
                             ----------   -----   ----------   -----
                             ----------   -----   ----------   -----



                                            PER                    PER
FISCAL 1996                     AMOUNT     SHARE      AMOUNT      SHARE
---------------------------   -----------  ------   -----------   ------
September 30...............   $ 5,010,695  $ 0.67   $ 6,590,834   $ 0.89
December 31................    16,515,038    2.23    18,797,554     2.54
                              -----------  ------   -----------   ------
                              $21,525,733  $ 2.90   $25,388,388   $ 3.43
                              -----------  ------   -----------   ------
                              -----------  ------   -----------   ------



                                            PER                     PER
FISCAL 1996                     AMOUNT     SHARE       AMOUNT      SHARE
---------------------------   -----------  ------   ------------   ------
September 30...............   $ 1,775,736  $ 0.24   $108,154,252   $14.62
December 31................     2,145,684    0.29    124,806,122    16.87
                              -----------  ------
                              $ 3,921,420  $ 0.53
                              -----------  ------
                              -----------  ------


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                 PROXY RESULTS

     During the six month period ended June 30, 1998, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 1998. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                            SHARES VOTED      SHARES VOTED
                                                                                FOR        AUTHORITY WITHHELD
-------------------------------------------------------------------------------------------------------------

1. To elect Directors
   Martin Cohen...........................................................    6,816,117          107,474
   Jeffrey H. Lynford.....................................................    6,813,304          110,287

------------------------------------------------------------------------------------------------------------
                                                                  SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                      FOR          AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------

2. To ratify PricewaterhouseCoopers as the Fund's certified
   public accountants...........................................    6,814,654       37,070         71,867
------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


OFFICERS AND DIRECTORS

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR
 Director                                                  Princeton Administrators, L.P.
                                                           P.O. Box 9095
 George Grossman                                           Princeton, NJ 08543-9095
 Director                                                  1-800-543-6217

 Jeffrey H. Lynford                                        CUSTODIAN AND TRANSFER AGENT
 Director                                                  State Street Bank and Trust Company
                                                           P.O. Box 8200
 Willard H. Smith                                          Boston, MA 02266-8200
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President and Assistant Treasurer                    New York Stock Exchange Symbol: RFI

 William Goodwin                                           Website: www.cohenandsteers.com
 Assistant Secretary
                                                           This report is for shareholder information. This is not a
                                                           prospectus intended for use in the purchase or sale of
                                                           Fund shares.


--------------------------------------------------------------------------------
                                       17

                         [LOGO]
                     COHEN & STEERS
                 TOTAL RETURN REALTY FUND

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1998

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


----------------
First Class Mail
  U.S. Postage
      PAID
  Boston, MA
Permit No. 56712
----------------


                              STATEMENT OF DIFFERENCES
                              ------------------------

       The division sign shall be expressed as ....................... [div]